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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  June 14, 2001



                           SPARTA SURGICAL CORPORATION
             (Exact name of registrant as specified in its charter)


     Delaware                          1-11047                    22-2870438
(State or other juris-               (Commission             (I.R.S. Employer ID
 diction of incorpor-                File Number)                   Number)
      tion)


                                  Olsen Centre
                   2100 Meridian Park Blvd., Concord, CA 94520
                    (Address of principal executive offices)



        Registrant's telephone number, including area code (925) 417-8812 not applicable
          (Former name or former address, if changed since last report)


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SPARTA SURGICAL CORPORATION

Form 8-K


ITEM 5 - OTHER EVENTS
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     A dispute has arisen  between the Company with the new building owner Delta
Properties ("Delta") over the compliance of the lease agreement. The Company has been served by Delta with a complaint in civil action arising therefrom. Under the lease agreement, the Company has asserted that Delta has breached and defaulted on the lease. The Company continues to seek a satisfactory resolution, however, there can be no assurance that the Company will prevail in this complaint.


                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SPARTA SURGICAL CORPORATION
Date:  June 14, 2001
                                         By  /s/     Thomas F. Reiner
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                                         Thomas F. Reiner,
                                         Chairman of the Board,
                                         President and Chief Executive Officer